SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           May 11, 2006 (May 10, 2006)
                  ____________________________________________
                Date of Report (Date of earliest event reported)

                               Fedders Corporation
                   __________________________________________
             (Exact name of Registrant as specified in its charter)

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              Delaware                              1-8831                            22-2572390

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
  (State or other jurisdiction of           (Commission File No.)            (IRS Employer Identification
           Incorporation)                                                              Number)
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                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813

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          (Address of principal executive offices, including zip code)

                                 (908) 604-8686

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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          (Former name or former address, if changed since last report)

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

         On May 10, 2006, Fedders Corporation (the "Company") held an investor conference call to review its fiscal 2006 first quarter results. In addition to reviewing the information contained in the news release which was issued prior to the conference call, the Company disclosed that:

         o The New York Stock Exchange ("NYSE") has accepted the Company's business plan in support of continued listing of the Company's stock. Under NYSE procedures, the NYSE will monitor compliance by the Company with the goals and initiatives outlined in the Company's business plan for a period of 18 months following February 3, 2006, the date the plan was submitted.
         o In addition to the previously announced savings in excess of $24 million from various initiatives, the Company has identified $6 million of additional savings from reductions in selling, general and administrative expenses and from a plant consolidation that is being implemented in 2006.
         o The Company has entered into a Letter of Intent to sell its former manufacturing facility and development property in Maryland for a price of $16 million.

         This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

         The statements in this Form 8-K, concerning possible or assumed future results of operations of the Company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. For more information regarding such factors, risks and uncertainties affecting the Company please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (see especially "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 7a. Quantitative and Qualitative Disclosure about Market Risk" "Business--Risk Factors") and its other current and periodic filings with the Securities and Exchange Commission.

         All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FEDDERS CORPORATION


Dated: May 11, 2006
                                      By:  /s/Kent E. Hansen
                                          ---------------------------------
                                           Name:  Kent E. Hansen
                                           Title:  Executive Vice President